AMENDMENT NO. 3

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                             CENTURY LIFE OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    Article 1
                                    ---------

     APPLICATION OF AGREEMENT
     ------------------------

         Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by Century Life on its Universal Life plans, entitled Adjustable Life, Flexible Premium Variable Life, UniVers-ALL Life II and UniVers-ALL Life III, including policies issued in exchange of policies originally issued by Century Life, provided such original insurance is reinsured in Connecticut General at the time of exchange.

2. The following section entitled SUPPLEMENTARY BENEFITS will be substituted for the corresponding section of Article 2 of this agreement:

     SUPPLEMENTARY BENEFITS
     ----------------------

         Reinsurance under this agreement may include supplementary disability waiver of premium and supplementary accidental death benefits.

3. The following section entitled OPTED INSURANCE will be added to and made a part of Article 2 of this agreement:

     OPTED INSURANCE
     ---------------

         Reinsurance accepted under this provision will include the excess over Century Life's then maximum limit of retention of standard insurance issued by Century Life under the provisions of a Guaranteed Insurability rider, provided that the policy to which the rider is attached was issued on a standard basis and while this agreement was in effect.

         Future modifications or cancellations of this provision will not alter Century Life's or Connecticut General's obligations to reinsure, as herein provided, insurance issued by Century Life under Guaranteed Insurability riders attached to policies issued by Century Life while this provision is in effect.

4. The following section entitled PREMIUMS FOR OPTED INSURANCE will be added to and made a part of Article 8 of this agreement:

     PREMIUMS FOR OPTED INSURANCE
     ----------------------------

         The basic premiums payable for reinsurance of opted insurance issued under the provisions of guaranteed insurability riders will be calculated at the rates effective for regular new reinsurance ceded under this agreement at the date of option. A single extra payment will also be payable for such reinsurance and will be calculated at the rates shown in Schedule E, attached hereto. This extra payment will be payable at issue of the opted policy and will not be subject to refund for any reason.

5. The attached Schedule D will be substituted for the corresponding schedule attached to this agreement.

6. The attached Schedule E will be attached to and made a part of this agreement.

This amendment will be effective for policies issued with policy dates of July 1, 1986 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                  CENTURY LIFE OF AMERICA

                                  By /s/ Daniel E. Meylink Sr.
                                     ---------------------------------------
                                     Daniel E. Meylink Sr.

                                  Date October 15, 1986
                                       -------------------------------------

                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                  By /s/ John T. Kerwan
                                     ---------------------------------------
                                     John T. Kerwan

                                  Date July 18, 1986
                                       -------------------------------------

                                   SCHEDULE D
                                   ----------

                   YEARLY RENAWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
                Special Century Life, Universal Life Rate Program
                           Non-Experience Rated Basis

Applicable to reinsurance of new business on the Adjustable Life plan.

Life Reinsurance: Premium rates are shown on pages 2 to 5 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

Disability Waiver of Premium: The monthly waiver of premium rates are shown on page 6 of this section. In the first policy year the reinsurance premium is zero. In the renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                        TERM RENEWALS AND TERM CONVERSIONS
                        ----------------------------------

Term renewals and term conversions are considered as continuation of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                         SCHEDULE D - SECTION I, Page 1

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

               YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                  SPECIAL LUTHERAN MUTUAL NONSMOKER MALE RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED      RENEWAL                           ATTAINED      RENEWAL
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
   20            1.44                              58            8.94
   21            1.46                              59            9.74
   22            1.47                              60           10.64
   23            1.49                              61           11.67
   24            1.50                              62           12.82
   25            1.52                              63           14.06
   26            1.54                              64           15.44
   27            1.55                              65           16.95
   28            1.57                              66           18.63
   29            1.58                              67           20.47
   30            1.60                              68           22.50
   31            1.62                              69           24.73
   32            1.63                              70           27.18
   33            1.65                              71           29.86
   34            1.67                              72           32.82
   35            1.70                              73           36.07
   36            1.72                              74           39.65
   37            1.74                              75           43.57
   38            1.78                              76           47.89
   39            1.82                              77           52.62
   40            1.88                              78           57.84
   41            2.01                              79           63.56
   42            2.19                              80           69.86
   43            2.39                              81           76.78
   44            2.62                              82           84.38
   45            2.86                              83           92.73
   46            3.13                              84          101.91
   47            3.42                              85          112.00
   48            3.74                              86          122.99
   49            4.10                              87          134.89
   50            4.48                              88          147.69
   51            4.88                              89          161.39
   52            5.31                              90          176.00
   53            5.78                              91          191.51
   54            6.30                              92          207.93
   55            6.87                              93          225.25
   56            7.50                              94          243.47
   57            8.19

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 2

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                 SPECIAL LUTHERAN MUTUAL NONSMOKER FEMALE RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED      RENEWAL                           ATTAINED      RENEWAL
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
   20            0.84                              58            6.01
   21            0.85                              59            6.38
   22            0.86                              60            6.78
   23            0.89                              61            7.30
   24            0.91                              62            7.86
   25            0.95                              63            8.45
   26            1.01                              64            9.08
   27            1.06                              65            9.78
   28            1.10                              66           10.50
   29            1.15                              67           11.22
   30            1.20                              68           12.02
   31            1.25                              69           12.95
   32            1.33                              70           14.12
   33            1.41                              71           15.36
   34            1.48                              72           16.70
   35            1.54                              73           18.21
   36            1.60                              74           20.06
   37            1.62                              75           22.29
   38            1.69                              76           24.89
   39            1.74                              77           27.74
   40            1.83                              78           31.01
   41            1.98                              79           34.69
   42            2.17                              80           38.93
   43            2.38                              81           43.60
   44            2.62                              82           48.67
   45            2.82                              83           54.29
   46            3.06                              84           60.62
   47            3.26                              85           67.74
   48            3.49                              86           75.08
   49            3.73                              87           84.87
   50            3.99                              88           95.13
   51            4.18                              89          108.13
   52            4.35                              90          123.85
   53            4.55                              91          138.44
   54            4.77                              92          154.02
   55            5.05                              93          171.82
   56            5.34                              94          190.76
   57            5.06

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 3

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                    SPECIAL LUTHERAN MUTUAL SMOKER MALE RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED      RENEWAL                           ATTAINED      RENEWAL
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
                 1.43                              48            6.11
    1            1.30                              49            6.09
    2            1.25                              50            7.32
    3            1.20                              51            8.01
    4            1.15                              52            8.75
    5            1.12                              53            9.57
    6            1.08                              54           10.46
    7            1.05                              55           11.42
    8            1.02                              56           12.49
    9            1.02                              57           13.66
   10            1.02                              58           14.64
   11            1.05                              59           15.66
   12            1.08                              60           16.77
   13            1.14                              61           18.00
   14            1.20                              62           19.36
   15            1.26                              63           20.80
   16            1.33                              64           22.37
   17            1.39                              65           24.02
   18            1.44                              66           26.01
   19            1.48                              67           28.16
   20            1.52                              68           30.46
   21            1.55                              69           32.95
   22            1.57                              70           35.67
   23            1.60                              71           30.56
   24            1.61                              72           41.66
   25            1.64                              73           45.10
   26            1.66                              74           48.73
   27            1.69                              75           52.63
   28            1.72                              76           57.30
   29            1.76                              77           62.40
   30            1.81                              78           68.08
   31            1.86                              79           74.12
   32            1.92                              80           80.71
   33            1.98                              81           88.21
   34            2.06                              82           96.39
   35            2.17                              83          105.34
   36            2.28                              84          115.11
   37            2.40                              85          125.79
   38            2.51                              86          137.61
   39            2.65                              87          150.49
   40            2.87                              88          163.97
   41            3.18                              89          178.67
   42            3.55                              90          194.10
   43            3.94                              91          209.97
   44            4.31                              92          226.67
   45            4.70                              93          244.11
   46            5.12                              94          262.33
   47            5.59

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 4

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                   SPECIAL LUTHERAN MUTUAL SMOKER FEMALE RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED      RENEWAL                           ATTAINED      RENEWAL
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
                 1.34                              48            4.70
    1            1.29                              49            5.12
    2            1.16                              50            5.59
    3            1.11                              51            6.11
    4            1.07                              52            6.59
    5            1.02                              53            6.90
    6            0.98                              54            7.25
    7            0.96                              55            7.68
    8            0.94                              56            8.14
    9            0.92                              57            8.65
   10            0.91                              58            9.20
   11            0.89                              59            9.78
   12            0.87                              60           10.40
   13            0.86                              61           11.00
   14            0.85                              62           11.61
   15            0.84                              63           12.25
   16            0.84                              64           12.92
   17            0.85                              65           13.64
   18            0.86                              66           14.45
   19            0.87                              67           15.23
   20            0.88                              68           16.06
   21            0.90                              69           17.07
   22            0.92                              70           18.33
   23            0.94                              71           19.64
   24            0.97                              72           21.00
   25            1.02                              73           22.58
   26            1.08                              74           24.45
   27            1.13                              75           26.74
   28            1.19                              76           29.60
   29            1.25                              77           32.73
   30            1.31                              78           36.30
   31            1.38                              79           40.27
   32            1.48                              80           44.80
   33            1.60                              81           49.96
   34            1.73                              82           55.42
   35            1.83                              83           61.56
   36            1.92                              84           68.29
   37            2.00                              85           75.99
   38            2.09                              86           84.81
   39            2.19                              87           94.52
   40            2.37                              88          105.56
   41            2.60                              89          119.55
   42            2.85                              90          136.42
   43            3.09                              91          151.65
   44            3.36                              92          168.39
   45            3.65                              93          186.05
   46            3.90                              94          205.30
   47            4.01

THE FIRST YEAR REINSURANCE PREMIUM IS ZERO
JUNE 1984
NO ANNUAL FEE IS APPLICABLE

                         SCHEDULE D - SECTION I, Page 5

                           Waiver of Monthly Deduction

Age    Rate    Age    Rate    Age    Rate    Age    Rate    Age    Rate
---    ----    ---    ----    ---    ----    ---    ----    ---    ----
  0     .10     15     .10     30     .10     45     .22     60    1.03*
  1     .10     16     .10     31     .10     46     .25     61    1.03*
  2     .10     17     .10     32     .10     47     .28     62     .98*
  3     .10     18     .10     33     .10     48     .32     63     .81*
  4     .10     19     .10     34     .10     49     .38     64     .42*
  5     .10     20     .10     35     .11     50     .45
  6     .10     21     .10     36     .11     51     .55
  7     .10     22     .10     37     .12     52     .67
  8     .10     23     .10     38     .13     53     .84
  9     .10     24     .10     39     .14     54    1.06
 10     .10     25     .10     40     .14     55    1.34
 11     .10     26     .10     41     .15     56    1.65*
 12     .10     27     .10     42     .17     54    1.99*
 13     .10     28     .10     43     .18     58    2.40*
 14     .10     29     .10     44     .20     59    2.86*

* For renewal only

                         SCHEDULE D - SECTION I, Page 6

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
                Special Century Life, Universal Life Rate Program
                           Non-Experience Rated Basis

Applicable to reinsurance of exchanges to the Adjustable Life Plan.

Life Reinsurance: Premium rates are shown on pages 2 to 5 of this section.
The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard extra premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

Disability Waiver of Premium: The monthly waiver of premium rates are shown on page 6 of this section. In all years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS
                  ---------------------------------------------

Exchanges, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                         SCHEDULE D - SECTION II, Page 1

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                  SPECIAL LUTHERAN MUTUAL/MALE NONSMOKER RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED                                        ATTAINED
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
   20            1.60                              58            9.94
   21            1.62                              59           10.84
   22            1.64                              60           11.84
   23            1.66                              61           12.99
   24            1.67                              62           14.26
   25            1.69                              63           15.65
   26            1.71                              64           17.18
   27            1.73                              65           18.86
   28            1.74                              66           20.73
   29            1.76                              67           22.78
   30            1.78                              68           25.03
   31            1.80                              69           27.51
   32            1.82                              70           30.23
   33            1.83                              71           33.22
   34            1.86                              72           36.52
   35            1.89                              73           40.13
   36            1.91                              74           44.11
   37            1.94                              75           48.47
   38            1.98                              76           53.28
   39            2.02                              77           55.54
   40            2.09                              78           64.35
   41            2.23                              79           70.71
   42            2.44                              80           77.71
   43            2.66                              81           85.41
   44            2.91                              82           93.87
   45            3.18                              83          103.16
   46            3.48                              84          113.38
   47            3.80                              85          124.60
   48            4.16                              86          136.83
   49            4.56                              87          150.06
   50            4.98                              88          164.30
   51            5.43                              89          179.55
   52            5.91                              90          195.80
   53            6.43                              91          213.06
   54            7.01                              92          231.32
   55            7.65                              93          250.59
   56            8.35                              94          270.86
   57            9.11

4/5/84

                         SCHEDULE D - SECTION II, Page 2

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                 SPECIAL LUTHERAN MUTUAL/FEMALE NONSMOKER RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED                                        ATTAINED
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
   20            0.93                              58            6.68
   21            0.94                              59            7.09
   22            0.96                              60            7.55
   23            0.99                              61            8.12
   24            1.01                              62            8.75
   25            1.06                              63            9.40
   26            1.12                              64           10.10
   27            1.17                              65           10.88
   28            1.23                              66           11.69
   29            1.28                              67           12.49
   30            1.34                              68           13.38
   31            1.39                              69           14.41
   32            1.48                              70           15.71
   33            1.57                              71           17.09
   34            1.65                              72           18.57
   35            1.72                              73           20.26
   36            1.78                              74           22.32
   37            1.81                              75           24.90
   38            1.88                              76           27.69
   39            1.94                              77           30.87
   40            2.04                              78           34.50
   41            2.20                              79           38.59
   42            2.41                              80           43.31
   43            2.64                              81           48.51
   44            2.91                              82           54.15
   45            3.13                              83           60.40
   46            3.41                              84           67.44
   47            3.63                              85           75.37
   48            3.88                              86           84.42
   49            4.15                              87           94.42
   50            4.44                              88          105.83
   51            4.65                              89          120.29
   52            4.84                              90          137.78
   53            5.06                              91          154.01
   54            5.30                              92          172.01
   55            5.62                              93          191.15
   56            5.95                              94          212.22
   57            6.30

                         SCHEDULE D - SECTION II, Page 3

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                    SPECIAL LUTHERAN MUTUAL/MALE SMOKER RATES

NONEXPERIENCED RATED                               AGE LAST BIRTHDAY

ATTAINED                                        ATTAINED
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
                 1.24                              48            5.31
    1            1.20                              49            5.81
    2            1.09                              50            6.36
    3            1.04                              51            6.96
    4            1.00                              52            7.61
    5            0.97                              53            8.31
    6            0.93                              54            9.09
    7            0.91                              55            9.93
    8            0.89                              56           10.86
    9            0.88                              57           11.87
   10            0.89                              58           12.72
   11            0.91                              59           13.61
   12            0.94                              60           14.57
   13            0.99                              61           15.64
   14            1.04                              62           16.83
   15            1.10                              63           18.07
   16            1.15                              64           19.44
   17            1.20                              65           20.88
   18            1.26                              66           22.61
   19            1.28                              67           24.47
   20            1.32                              68           26.47
   21            1.34                              69           28.64
   22            1.37                              70           31.00
   23            1.39                              71           33.51
   24            1.40                              72           29.64
   25            1.42                              73           39.19
   26            1.45                              74           42.35
   27            1.47                              75           45.73
   28            1.50                              76           49.80
   29            1.53                              77           54.22
   30            1.58                              78           59.17
   31            1.62                              79           64.42
   32            1.67                              80           70.14
   33            1.72                              81           76.66
   34            1.79                              82           83.77
   35            1.88                              83           91.55
   36            1.99                              84          100.04
   37            2.09                              85          109.32
   38            2.18                              86          119.59
   39            2.31                              87          130.78
   40            2.50                              88          142.50
   41            2.76                              89          155.27
   42            3.09                              90          168.68
   43            3.42                              91          182.48
   44            3.74                              92          196.99
   45            4.08                              93          212.15
   46            4.45                              94          227.98
   47            4.85

                         SCHEDULE D - SECTION II, Page 4

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

              YEARLY RENEWABLE TERM REINSURANCE PREMIUMS PER $1000

                   SPECIAL LUTHERAN MUTUAL/FEMALE SMOKER RATES

 NONEXPERIENCED RATED                             AGE LAST BIRTHDAY

ATTAINED                                        ATTAINED
  AGE         PREMIUM                             AGE         PREMIUM
--------      -------                           --------      -------
                 1.17                              48            4.08
    1            1.12                              49            4.45
    2            1.01                              50            4.85
    3            0.96                              51            5.31
    4            0.93                              52            5.72
    5            0.89                              53            5.99
    6            0.85                              54            6.30
    7            0.83                              55            6.67
    8            0.82                              56            7.07
    9            0.80                              57            7.52
   10            0.79                              58            7.99
   11            0.77                              59            8.50
   12            0.76                              60            9.04
   13            0.74                              61            9.56
   14            0.74                              62           10.09
   15            0.73                              63           10.64
   16            0.73                              64           11.23
   17            0.74                              65           11.86
   18            0.74                              66           12.56
   19            0.75                              67           13.23
   20            0.77                              68           13.96
   21            0.78                              69           14.83
   22            0.80                              70           15.93
   23            0.82                              71           17.07
   24            0.85                              72           18.25
   25            0.88                              73           19.62
   26            0.93                              74           21.25
   27            0.99                              75           23.24
   28            1.04                              76           25.73
   29            1.09                              77           28.44
   30            1.14                              78           31.55
   31            1.20                              79           35.00
   32            1.28                              80           38.93
   33            1.39                              81           43.42
   34            1.50                              82           48.17
   35            1.59                              83           53.49
   36            1.67                              84           59.35
   37            1.74                              85           66.04
   38            1.82                              86           73.71
   39            1.91                              87           82.14
   40            2.06                              88           91.74
   41            2.26                              89          103.89
   42            2.47                              90          118.56
   43            2.69                              91          131.79
   44            2.92                              92          146.34
   45            3.18                              93          161.69
   46            3.45                              94          178.49
   47            3.74

                         SCHEDULE D - SECTION II, Page 5

                         Waiver of Monthly Deduction

Age    Rate    Age    Rate    Age    Rate    Age    Rate    Age    Rate
---    ----    ---    ----    ---    ----    ---    ----    ---    ----
  0     .10     15     .10     30     .10     45     .22     60    1.03*
  1     .10     16     .10     31     .10     46     .25     61    1.03*
  2     .10     17     .10     32     .10     47     .28     62     .98*
  3     .10     18     .10     33     .10     48     .32     63     .81*
  4     .10     19     .10     34     .10     49     .38     64     .42*
  5     .10     20     .10     35     .11     50     .45
  6     .10     21     .10     36     .11     51     .55
  7     .10     22     .10     37     .12     52     .67
  8     .10     23     .10     38     .13     53     .84
  9     .10     24     .10     39     .14     54    1.06
 10     .10     25     .10     40     .14     55    1.34
 11     .10     26     .10     41     .15     56    1.65*
 12     .10     27     .10     42     .17     57    1.99*
 13     .10     28     .10     43     .18     58    2.40*
 14     .10     29     .10     44     .20     59    2.86*

* For renewal only

                         SCHEDULE D - SECTION II, Page 6

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
           Special Universal Life Program, Non-Experience Rated Basis

Applicable to reinsurance of the UniVers-ALL Life II plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on pages 2 and 3 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                       YRT Rates Expressed as a
                                                     Percentage of UniVers-ALL II
                                                          Current COI Rates
                                                     -----------------------------
Type of Business                Duration                 Non-Smoker and Smoker
----------------                --------                 ---------------------
New Issues                         1                              25%
                                   2+                             95%

Exchanges                         All                             95%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

                        SCHEDULE D - SECTION III, Page 1

                   UNIVERS-ALL LIFE II COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                      MALE                                   FEMALE
       ===================================    ===================================
ATT                  -------CURRENT-------                  -------CURRENT-------    ATT
AGE    GUARANTEED    STANDARD    NONSMOKER    GUARANTEED    STANDARD    NONSMOKER    AGE
 0        4.64         1.70                      3.94         1.58                     0
 1        1.64         1.64                      1.54         1.54                     1
 2        1.49         1.49                      1.38         1.38                     2
 3        1.43         1.43                      1.32         1.32                     3
 4        1.37         1.37                      1.27         1.27                     4
 5        1.33         1.33                      1.22         1.22                     5
 6        1.28         1.28                      1.17         1.17                     6
 7        1.25         1.25                      1.14         1.14                     7
 8        1.22         1.22                      1.12         1.10                     8
 9        1.21         1.20                      1.11         1.06                     9

10        1.22         1.20                      1.12         1.03                    10
11        1.25         1.20                      1.13         1.01                    11
12        1.29         1.21                      1.15          .99                    12
13        1.36         1.23                      1.19          .97                    13
14        1.43         1.26                      1.24          .96                    14
15        1.50         1.30                      1.29          .95                    15
16        1.58         1.34                      1.36          .95                    16
17        1.65         1.37                      1.43          .96                    17
18        1.72         1.37                      1.50          .97                    18
19        1.76         1.37                      1.58          .98                    19

20        1.81         1.37        1.37          1.65         1.00        1.00        20
21        1.84         1.37        1.37          1.72         1.01        1.01        21
22        1.87         1.37        1.37          1.76         1.03        1.03        22
23        1.90         1.37        1.37          1.81         1.05        1.05        23
24        1.92         1.37        1.37          1.84         1.07        1.07        24
25        1.95         1.39        1.37          1.87         1.09        1.08        25
26        1.98         1.41        1.37          1.90         1.13        1.11        26
27        2.01         1.48        1.39          1.92         1.17        1.14        27
28        2.05         1.56        1.41          1.95         1.22        1.18        28
29        2.10         1.67        1.43          1.98         1.25        1.21        29

30        2.16         1.77        1.45          2.01         1.33        1.25        30
31        2.22         1.82        1.47          2.05         1.37        1.28        31
32        2.29         1.87        1.50          2.10         1.43        1.32        32
33        2.36         1.94        1.52          2.16         1.53        1.36        33
34        2.45         2.03        1.56          2.22         1.61        1.40        34
35        2.58         2.11        1.59          2.29         1.69        1.44        35
36        2.72         2.19        1.61          2.36         1.76        1.48        36
37        2.90         2.27        1.64          2.45         1.83        1.52        37
38        3.13         2.36        1.67          2.58         1.92        1.57        38
39        3.39         2.46        1.70          2.72         2.01        1.62        39

40        3.68         2.58        1.76          2.90         2.16        1.67        40
41        4.00         2.82        1.88          3.13         2.37        1.79        41
42        4.35         3.13        2.06          3.39         2.64        1.96        42
43        4.72         3.43        2.24          3.68         2.92        2.13        43
44        5.13         3.77        2.45          4.00         3.21        2.30        44
45        5.59         4.16        2.68          4.35         3.48        2.47        45
46        6.09         4.54        2.90          4.72         3.71        2.61        46
47        6.65         4.97        3.15          5.13         3.92        2.72        47
48        7.27         5.44        3.43          5.59         4.10        2.83        48
49        7.96         5.94        3.71          6.09         4.30        2.94        49

                   UNIVERS-ALL LIFE II COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                      MALE                                   FEMALE
       ===================================    ===================================
ATT                  -------CURRENT-------                  -------CURRENT-------    ATT
AGE    GUARANTEED    STANDARD    NONSMOKER    GUARANTEED    STANDARD    NONSMOKER    AGE
50         8.71         6.49        4.03          6.65         4.48         3.05      50
51         9.53         7.13        4.40          7.27         4.80         3.25      51
52        10.42         7.83        4.80          7.96         5.12         3.45      52
53        11.39         8.59        5.22          8.71         5.47         3.67      53
54        12.45         9.42        5.69          9.53         5.86         3.92      54
55        13.60        10.34        6.21         10.42         6.33         4.22      55
56        14.87        11.24        6.88         11.39         6.86         4.57      56
57        16.26        12.20        7.64         12.45         7.44         4.96      57
58        17.79        13.26        8.47         13.60         8.09         5.39      58
59        19.46        14.41        9.40         14.87         8.80         5.86      59

60        21.28        15.65       10.43         16.26         9.56         6.38      60
61        23.26        17.00       11.58         17.79        10.23         6.96      61
62        25.43        18.46       12.83         19.46        10.91         7.59      62
63        27.79        20.06       14.24         21.28        11.65         8.27      63
64        30.38        21.78       15.79         23.26        12.42         9.00      64
65        33.22        23.66       17.53         25.43        13.27         9.83      65
66        36.36        25.78       19.38         27.79        14.15        10.64      66
67        39.82        28.09       21.44         30.38        15.03        11.46      67
68        43.60        30.61       23.74         33.22        15.98        12.39      68
69        47.65        33.33       26.27         36.36        17.10        13.46      69

70        51.91        36.32       29.05         39.82        18.49        14.79      70
71        56.34        39.50       32.13         43.60        19.95        16.22      71
72        60.89        42.96       35.54         47.65        21.48        17.77      72
73        65.61        46.75       39.26         51.91        23.24        19.52      73
74        70.65        50.82       43.41         56.34        25.33        21.66      74
75        76.16        55.79       48.50         60.89        28.17        24.50      75
76        82.31        61.62       54.07         65.61        31.65        27.78      76
77        89.22        68.07       60.28         70.65        35.52        31.45      77
78        96.93        75.24       67.17         76.16        39.94        35.66      78
79       105.35        83.11       74.83         82.31        44.96        40.51      79

80       114.39        91.77       83.40         89.22        50.74        46.14      80
81       123.95       101.63       92.88         96.93        57.37        52.41      81
82       133.92       112.53      103.43        105.35        64.50        59.31      82
83       144.30       124.48      115.05        114.39        72.54        67.00      83
84       155.12       137.83      128.12        123.95        81.57        75.85      84
85       166.47       152.62      142.68        133.92        92.00        85.94      85
86       178.39       168.87      158.48        144.30       103.88        97.41      86
87       181.02       186.70      175.72        155.12       117.06       110.20      87
88       204.57       204.48      193.39        166.47       131.43       124.20      88
89       219.37       220.39      209.03        178.39       147.25       139.68      89

90       235.82       234.03      222.82        191.02       164.29       156.44      90
91       254.44       246.36      235.93        204.57       177.72       170.20      91
92       275.82       261.30      251.68        219.37       193.92       186.81      92
93       300.67       283.40      274.58        235.82       215.81       209.10      93
94       330.70       310.33      302.42        254.44       242.76       236.60      94

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
           Special Universal Life Program, Non-Experience Rated Basis

   Applicable to policies issued on the Flexiable Premium Variable Life plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on pages 2 and 3 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                        YRT Rates Expressed as a
                                                     Percentage of Flexible Premium
                                                        Variable Life COI Rates
                                                     ------------------------------
Type of Business                Duration                 Non-Smoker     Smoker
----------------                --------                 ----------     ------
New Issues                         1                        -0-           -0-
                                   2+                       75%           86%

Exchanges                         All                       83%           97%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

Accidental Death Benefit: In all policy years the rate is $.65 per thousand, provided that the benefit for death by accidental means terminates no later than the insured's attained insurance age 70.

Other Insured Rider: Premium rates for the Other Insured Rider will be calculated the same as the base plan to which it is attached.

Automatic Increase Rider: Premium rates will be calculated based on the current attained age of the insured and the duration since original issue of the policy to which the rider is attached.

                         SCHEDULE D - SECTION IV, Page 1

                 VARIABLE UNIVERSAL LIFE COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                      MALE                                   FEMALE
       ===================================    ===================================
ATT                  -------CURRENT-------                  -------CURRENT-------    ATT
AGE    GUARANTEED    STANDARD    NONSMOKER    GUARANTEED    STANDARD    NONSMOKER    AGE
 0        4.43         1.70                      3.94         1.58                     0
 1        1.64         1.64                      1.54         1.54                     1
 2        1.49         1.49                      1.38         1.38                     2
 3        1.43         1.43                      1.32         1.32                     3
 4        1.37         1.37                      1.27         1.27                     4
 5        1.33         1.33                      1.22         1.22                     5
 6        1.28         1.28                      1.17         1.17                     6
 7        1.25         1.25                      1.14         1.14                     7
 8        1.22         1.22                      1.12         1.10                     8
 9        1.21         1.20                      1.11         1.06                     9

10        1.22         1.20                      1.12         1.03                    10
11        1.25         1.20                      1.13         1.01                    11
12        1.29         1.21                      1.15          .99                    12
13        1.36         1.23                      1.19          .97                    13
14        1.43         1.26                      1.24          .96                    14
15        1.50         1.30                      1.29          .95                    15
16        1.58         1.34                      1.36          .95                    16
17        1.65         1.37                      1.43          .96                    17
18        1.72         1.37                      1.50          .97                    18
19        1.76         1.37                      1.58          .98                    19

20        1.81         1.37        1.37          1.65         1.00        1.00        20
21        1.84         1.37        1.37          1.72         1.01        1.01        21
22        1.87         1.37        1.37          1.76         1.03        1.03        22
23        1.90         1.37        1.37          1.81         1.05        1.05        23
24        1.92         1.37        1.37          1.84         1.07        1.07        24
25        1.95         1.39        1.37          1.87         1.11        1.10        25
26        1.98         1.45        1.38          1.90         1.15        1.13        26
27        2.01         1.54        1.40          1.92         1.24        1.20        27
28        2.05         1.64        1.43          1.95         1.33        1.28        28
29        2.10         1.75        1.47          1.98         1.43        1.36        29

30        2.16         1.86        1.53          2.01         1.53        1.42        30
31        2.22         1.97        1.59          2.05         1.62        1.47        31
32        2.29         2.08        1.65          2.10         1.72        1.53        32
33        2.36         2.19        1.71          2.16         1.81        1.58        33
34        2.45         2.30        1.77          2.22         1.92        1.64        34
35        2.58         2.41        1.83          2.29         2.03        1.69        35
36        2.72         2.52        1.89          2.36         2.14        1.75        36
37        2.90         2.63        1.95          2.45         2.25        1.81        37
38        3.13         2.74        2.01          2.58         2.38        1.86        38
39        3.39         2.88        2.07          2.72         2.52        1.92        39

40        3.68         3.10        2.19          2.90         2.70        2.03        40
41        4.00         3.39        2.33          3.13         2.92        2.18        41
42        4.35         3.74        2.56          3.39         3.18        2.37        42
43        4.72         4.13        2.79          3.68         3.46        2.58        43
44        5.13         4.56        3.04          4.00         3.74        2.81        44
45        5.59         4.99        3.29          4.35         4.00        3.05        45
46        6.09         5.44        3.54          4.72         4.24        3.28        46
47        6.65         5.92        3.80          5.13         4.46        3.51        47
48        7.27         6.42        4.08          5.59         4.67        3.65        48
49        7.96         6.93        4.37          6.09         4.90        3.80        49

                 VARIABLE UNIVERSAL LIFE COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                      MALE                                   FEMALE
       ===================================    ===================================
ATT                  -------CURRENT-------                  -------CURRENT-------    ATT
AGE    GUARANTEED    STANDARD    NONSMOKER    GUARANTEED    STANDARD    NONSMOKER    AGE
50         8.71         7.46        4.68          6.65         5.15         3.97      50
51         9.53         7.97        4.97          7.27         5.41         4.15      51
52        10.42         8.47        5.24          7.96         5.66         4.35      52
53        11.39         8.99        5.54          8.71         5.93         4.57      53
54        12.45         9.60        5.84          9.53         6.25         4.80      54
55        13.60        10.34        6.21         10.42         6.65         5.06      55
56        14.87        11.20        6.88         11.39         7.13         5.33      56
57        16.26        12.16        7.64         12.45         7.67         5.61      57
58        17.79        13.21        8.47         13.60         8.27         5.91      58
59        19.46        14.38        9.40         14.87         8.90         6.27      59

60        21.28        15.65       10.43         16.26         9.56         6.70      60
61        23.26        17.00       11.58         17.79        10.23         7.20      61
62        25.43        18.44       12.83         19.46        10.91         7.76      62
63        27.79        19.99       14.24         21.28        11.64         8.37      63
64        30.38        21.72       15.79         23.26        12.42         9.06      64
65        33.22        23.66       17.53         25.43        13.27         9.83      65
66        36.36        25.78       19.38         27.79        14.15        10.64      66
67        39.82        28.09       21.44         30.38        15.03        11.46      67
68        43.60        30.61       23.74         33.22        15.98        12.39      68
69        47.65        33.33       26.27         36.36        17.10        13.46      69

70        51.91        36.32       29.05         39.82        18.49        14.79      70
71        56.34        39.50       32.13         43.60        19.95        16.22      71
72        60.89        42.96       35.54         47.65        21.48        17.77      72
73        65.61        46.75       39.26         51.91        23.24        19.52      73
74        70.65        50.82       43.41         56.34        25.33        21.66      74
75        76.16        55.24       48.02         60.89        27.89        24.26      75
76        82.31        60.41       53.00         65.61        31.02        27.23      76
77        89.22        66.06       58.50         70.65        34.47        30.53      77
78        96.93        72.31       64.50         76.16        38.38        34.27      78
79       105.35        79.07       71.19         82.31        42.78        38.54      79

80       114.39        86.45       78.57         89.22        47.80        43.47      80
81       123.95        94.79       86.63         96.93        53.51        48.88      81
82       133.92       103.92       95.51        105.35        59.56        54.78      82
83       144.30       113.92      105.19        114.39        66.32        61.26      83
84       155.12       124.77      115.99        123.95        73.84        68.67      84
85       166.47       136.79      127.88        133.92        82.46        77.03      85
86       178.39       149.87      140.65        144.30        92.19        86.45      86
87       191.02       164.05      154.40        155.12       102.86        96.83      87
88       204.57       177.89      168.24        166.47       114.34       108.05      88
89       219.37       189.83      180.04        178.39       126.83       120.31      89

90       235.82       199.58      190.02        191.02       140.11       133.42      90
91       254.44       208.02      199.21        204.57       150.06       143.72      91
92       275.82       218.45      210.41        219.37       162.12       156.18      92
93       300.67       234.58      227.28        235.82       178.63       173.08      93
94       330.70       254.33      247.85        254.44       198.95       193.91      94

                                   SCHEDULE D
                                   ----------

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
                   ------------------------------------------
           Special Universal Life Program, Non-Experience Rated Basis

         Applicable to policies issued on the UniVers-ALL Life III plan.

Life Reinsurance: Century Life's Cost of Insurance (COI) rates are shown on pages 2 through 5 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard life premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                       YRT Rates Expressed as a
                                                     Percentage of UniVers-ALL II
                                                          Current COI Rates
                                                     ----------------------------
Type of Business               Duration                  Non-Smoker      Smoker
----------------               --------                  ----------      ------
New Issues                         1                        -0-           -0-
                                   2+                       71%           74%

Exchanges                         All                       81%           83%

Disability Waiver of Premium: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.

Accidental Death Benefit: In all policy years the rate is $.65 per thousand, provided that the benefit for death by accidental means terminates no later than the insured's attained insurance age 70.

Other Insured Rider: Premium rates for the Other Insured Rider will be calculated the same as the base plan to which it is attached.

Automatic Increase Rider: Premium rates will be calculated based on the current attained age of the insured and the duration since original issue of the policy to which the rider is attached.

                         SCHEDULE D - SECTION V, Page 1

                                -III RATES - MALE

         GUAR                  CURRENT TERM COST                 PER 1000 CHARGE
         TERM           STANDARD              NONSMOKER              (1-10)
AGE      COST       1-10        11+        1-10       11+        STD        NS       AGE
===     ======     ======     =======     ======     ======     ======    =======    ===
 0       4.64       1.22                                          .00                  0
 1       1.64       1.20                                          .00                  1
 2       1.49       1.18                                          .00                  2
 3       1.43       1.17                                          .00                  3
 4       1.37       1.15                                          .00                  4
 5       1.33       1.13                                          .00                  5
 6       1.28       1.12                                          .00                  6
 7       1.25       1.11                                          .00                  7
 8       1.22       1.10                                          .00                  8
 9       1.21       1.10                                          .00                  9

10       1.22       1.12        .76                               .00                 10
11       1.25       1.15        .76                               .00                 11
12       1.29       1.19        .77                               .00                 12
13       1.36       1.26        .77                               .00                 13
14       1.43       1.34        .78                               .00                 14
15       1.50       1.43        .78                               .00                 15
16       1.58       1.49        .79                               .00                 16
17       1.65       1.55        .79                               .00                 17
18       1.72       1.60        .80                               .00                 18
19       1.76       1.63        .80                               .00                 19

20       1.81       1.67        .81        1.67        .81        .00      .00        20
21       1.84       1.70        .90        1.69        .82        .10      .00        21
22       1.87       1.73        .99        1.71        .83        .21      .00        22
23       1.90       1.76       1.07        1.73        .84        .34      .00        23
24       1.92       1.78       1.16        1.74        .85        .48      .00        24
25       1.95       1.81       1.25        1.76        .86        .60      .00        25
26       1.98       1.84       1.32        1.79        .68        .68      .00        26
27       2.01       1.87       1.39        1.83        .88        .76      .00        27
28       2.05       1.91       1.47        1.86        .89        .83      .00        28
29       2.10       1.95       1.55        1.90        .90        .90      .00        29

30       2.16       2.01       1.65        1.95        .91        .95      .00        30
31       2.22       2.06       1.69        1.99        .92        .99      .00        31
32       2.29       2.13       1.72        2.04        .93       1.01      .00        32
33       2.36       2.19       1.77        2.09        .94       1.02      .00        33
34       2.45       2.28       1.84        2.14        .95       1.03      .00        34
35       2.58       2.40       1.93        2.19        .96       1.05      .00        35
36       2.72       2.52       2.04        2.23        .97       1.06      .00        36
37       2.90       2.69       2.18        3.30        .99       1.07      .00        37
38       3.13       2.89       2.34        2.40       1.02       1.09      .00        38
39       3.39       3.13       2.53        2.51       1.07       1.10      .00        39

40       3.68       3.39       2.74        2.63       1.14       1.10      .00        40
41       4.00       3.67       3.03        2.78       1.24       1.10      .00        41
42       4.35       3.98       3.37        2.95       1.38       1.10      .00        42
43       4.72       4.31       3.72        3.12       1.51       1.10      .00        43
44       5.13       4.68       4.12        3.30       1.66       1.10      .00        44
45       5.59       5.09       4.58        3.50       1.83       1.10      .00        45
46       6.09       5.53       5.05        3.76       2.02       1.10      .00        46
47       6.65       6.02       5.59        4.03       2.25       1.10      .00        47
48       7.27       6.57       6.17        4.34       2.50       1.10      .00        48
49       7.96       7.18       6.81        4.67       2.76       1.10      .00        49

                         SCHEDULE D - SECTION V, Page 2

         GUAR                 CURRENT TERM COST                  PER 1000 CHARGE
         TERM           STANDARD              NONSMOKER              (1-10)
AGE      COST       1-10        11+        1-10       11+        STD        NS       AGE
===     ======     ======     ======      ======     ======     ======    =======    ===
50        8.71       7.84       7.50        5.03       3.06      1.10       .00       50
51        9.53       8.54       8.25        5.33       3.42      1.10       .00       51
52       10.42       9.29       9.08        5.65       3.82      1.10       .00       52
53       11.39      10.11       9.97        5.98       4.26      1.10       .00       53
54       12.45      11.01      10.93        6.33       4.75      1.10       .00       54
55       13.60      11.94      11.94        6.68       5.31      1.10       .00       55
56       14.87      13.00      13.00        7.24       5.95      1.10       .00       56
57       16.26      14.09      14.09        7.85       6.68      1.10       .00       57
58       17.79      15.25      15.25        8.52       7.48      1.10       .00       58
59       19.46      16.51      16.51        9.26       8.39      1.10       .00       59

60       21.28      17.88      17.88       10.05       9.41      1.10       .00       60
61       23.26      19.40      19.40       11.02      10.48      1.10       .00       61
62       25.43      21.06      21.06       12.08      11.65      1.10       .00       62
63       27.79      22.88      22.88       13.25      12.97      1.10       .00       63
64       30.38      24.86      24.86       14.53      14.43      1.10       .00       64
65       33.22      26.99      26.99       16.07      16.07      1.10       .00       65
66       36.36      29.30      29.30       17.83      17.83      1.10       .00       66
67       39.82      31.81      31.81       19.80      19.80      1.10       .00       67
68       43.60      34.52      34.52       22.00      22.00      1.10       .00       68
69       47.65      37.46      37.46       24.43      24.43      1.10       .00       69

70       51.91      40.66      40.66       27.11      27.11      1.10       .00       70
71       56.34      44.11      44.11       30.05      30.05      1.10       .00       71
72       60.89      47.84      47.84       33.31      33.31      1.10       .00       72
73       65.61      51.89      51.89       36.88      36.88      1.10       .00       73
74       70.65      56.29      56.29       40.86      40.86      1.10       .00       74
75       76.16      61.14      61.14       45.29      45.29      1.10       .00       75
76       82.31      66.51*     66.51       50.09*     50.09                           76
77       89.22      72.43*     72.43       55.40*     55.40                           77
78       96.93      78.91*     78.91       61.20*     61.20                           78
79      105.35      85.98*     85.98       67.69*     67.69                           79

80      114.39      93.56*     93.56       74.85*     74.85                           80
81      123.95      10.72*    101.72       82.68*     82.68                           81
82      133.92     110.49*    110.49       91.31*     91.31                           82
83      144.30     119.97*    119.97      100.74*    100.74                           83
84      155.12     130.22*    130.22      111.27*    111.27                           84
85      166.47                141.33                 122.90                           85
86      178.39                152.88                 135.44                           86
87      191.02                165.09                 148.99                           87
88      204.57                176.76                 162.68                           88
89      219.37                186.25                 174.45                           89

90      235.82                193.72                 184.50                           90
91      254.44                200.54                 193.54                           91
92      275.82                209.67                 204.53                           92
93      300.67                224.30                 221.06                           93
94      330.70                242.88                 241.21                           94

* FOR RENEWAL ONLY

                         SCHEDULE D - SECTION V, Page 3

                                   -III RATES - FEMALE

         GUAR                 CURRENT TERM COST                  PER 1000 CHARGE
         TERM           STANDARD              NONSMOKER              (1-10)
AGE      COST       1-10        11+        1-10       11+        STD        NS       AGE
===     ======     ======     =======     ======     ======     ======    =======    ===
 0       3.94       1.02                                         .00                   0
 1       1.54       1.00                                         .00                   1
 2.      1.38        .99                                         .00                   2
 3       1.32        .98                                         .00                   3
 4       1.27        .97                                         .00                   4
 5       1.22        .96                                         .00                   5
 6       1.17        .93                                         .00                   6
 7       1.14        .91                                         .00                   7
 8       1.12        .90                                         .00                   8
 9       1.11        .89                                         .00                   9

10       1.12        .90        .45                              .00                  10
11       1.13        .92        .45                              .00                  11
12       1.15        .94        .46                              .00                  12
13       1.19        .98        .46                              .00                  13
14       1.24       1.03        .47                              .00                  14
15       1.29       1.07        .47                              .00                  15
16       1.36       1.12        .48                              .00                  16
17       1.43       1.17        .48                              .00                  17
18       1.50       1.22        .49                              .00                  18
19       1.58       1.28        .49                              .00                  19

20       1.65       1.33        .50        1.33        .50       .00       .00        20
21       1.72       1.38        .52        1.37        .50       .03       .00        21
22       1.76       1.42        .54        1.40        .51       .06       .00        22
23       1.81       1.46        .57        1.44        .51       .09       .00        23
24       1.84       1.49        .60        1.46        .52       .12       .00        24
25       1.87       1.52        .63        1.48        .52       .15       .00        25
26       1.90       1.57        .66        1.50        .53       .19       .00        26
27       1.92       1.61        .70        1.52        .53       .23       .00        27
28       1.95       1.66        .75        1.55        .54       .27       .00        28
29       1.98       1.71        .79        1.57        .54       .31       .00        29

30       2.01       1.75        .83        1.60        .55       .35       .00        30
31       2.05       1.79        .88        1.65        .56       .41       .00        31
32       2.10       1.84        .96        1.70        .58       .47       .00        32
33       2.16       1.91       1.05        1.77        .62       .53       .00        33
34       2.22       1.97       1.13        1.84        .66       .59       .00        34
35       2.29       2.04       1.22        1.91        .70       .65       .00        35
36       2.36       2.11       1.32        1.98        .75       .68       .00        36
37       2.45       2.20       1.42        2.07        .79       .71       .00        37
38       2.58       2.33       1.54        2.19        .85       .74       .00        38
39       2.72       2.46       1.69        2.32        .92       .77       .00        39

40       2.90       2.64       1.88        2.49       1.02       .80       .00        40
41       3.13       2.85       2.11        2.64       1.14       .80       .00        41
42       3.39       3.10       2.40        2.81       1.28        80       .00        42
43       3.68       3.37       2.70        3.00       1.43       .80       .00        43
44       4.00       3.67       3.04        3.21       1.61       .80       .00        44
45       4.35       4.00       3.36        3.43       1.77       .80       .00        45
46       4.72       4.32       3.69        3.61       1.95       .80       .00        46
47       5.13       4.68       4.04        3.79       2.13       .80       .00        47
48       5.59       5.08       4.34        3.99       2.30       .80       .00        48
49       6.09       5.51       4.68        4.20       2.50       .80       .00        49

                         SCHEDULE D - SECTION V, Page 4

         GUAR                 CURRENT TERM COST                  PER 1000 CHARGE
         TERM           STANDARD              NONSMOKER              (1-10)
AGE      COST       1-10        11+        1-10       11+        STD        NS       AGE
===     ======     ======     ======      ======     ======     ======    =======    ===
50        6.65      5.99        5.04       4.43        2.71      .80        .00       50
51        7.27      6.35        5.38       4.71        2.92      .80        .00       51
52        7.96      6.75        5.70       5.01        3.12      .80        .00       52
53        8.71      7.16        6.05       5.33        3.35      .80        .00       53
54        9.53      7.59        6.43       5.66        3.61      .80        .00       54
55       10.42      8.02        6.91       6.01        3.92      .80        .00       55
56       11.39      8.41        7.41       6.25        4.26      .80        .00       56
57       12.45      8.79        7.99       6.49        4.65      .80        .00       57
58       13.60      9.17        8.59       6.73        5.07      .80        .00       58
59       14.87      9.55        9.26       6.95        5.53      .80        .00       59

60       16.26      9.97        9.97       7.16        6.04      .80        .00       60
61       17.79     10.74       10.74       7.59        6.60      .80        .00       61
62       19.46     11.53       11.53       8.03        7.20      .80        .00       62
63       21.28     12.40       12.40       8.48        7.85      .80        .00       63
64       23.26     13.30       13.30       8.97        8.56      .80        .00       64
65       25.43     14.29       14.29       9.40        9.34      .80        .00       65
66       27.79     15.24       15.24      10.18       10.13      .80        .00       66
67       30.38     16.16       16.16      10.98       10.94      .80        .00       67
68       33.22     17.17       17.17      11.86       11.84      .80        .00       68
69       36.36     18.33       18.33      12.88       12.87      .80        .00       69

70       39.82     19.80       19.80      14.14       14.14      .80        .00       70
71       43.60     21.42       21.42      15.54       15.54      .80        .00       71
72       47.65     23.12       23.12      17.02       17.02      .80        .00       72
73       51.91     25.07       25.07      18.73       18.73      .80        .00       73
74       56.34     27.42       27.42      20.78       20.78      .80        .00       74
75       60.89     30.27       30.27      23.28       23.28      .80        .00       75
76       65.61     33.49*      33.49      26.16*      26.16                           76
77       70.65     36.99*      36.99      29.37*      29.37                           77
78       76.16     40.89*      40.89      32.99*      32.99                           78
79       82.31     45.28*      45.28      37.14*      37.14                           79

80       89.22     50.30*      50.30      41.91*      41.91                           80
81       96.93     55.75*      55.75      47.20*      47.20                           81
82      105.35     61.50*      61.50      52.91*      52.91                           82
83      114.39     67.79*      67.79      59.25*      59.25                           83
84      123.95     74.82*      74.82      66.42*      66.42                           84
85      133.92                 82.80                  74.60                           85
86      144.30                 91.70                  83.81                           86
87      155.12                101.31                  93.89                           87
88      166.47                111.68                 104.88                           88
89      178.39                122.82                 116.78                           89

90      191.02                134.79                 129.61                           90
91      204.57                144.15                 139.68                           91
92      219.37                155.35                 151.71                           92
93      235.82                170.91                 168.22                           93
94      254.44                189.86                 188.36                           94

* FOR RENEWAL ONLY
                         SCHEDULE D - SECTION V, Page 5

        SINGLE EXTRA PAYMENTS FOR REINSURANCE CESSIONS OF OPTED INSURANCE
        -----------------------------------------------------------------

The tables of single extra payments shown on the following page of this schedule apply to reinsurance cessions of opted life insurance which is issued under a guaranteed purchase option or guaranteed insurability rider.

When other than basic life coverage is provided under either an original or opted policy the single extra payment for the reinsurance cession covering the opted policy will be determined as follows:

1. If the disability waiver of premium and/or accidental death benefit is included in the opted policy on the basis of current evidence of insurability, no additional charge will be made for the benefit and/or benefits in determining the single extra payment.

2. If the original policy includes the disability waiver of premium benefit and provides that the benefit may be included in the opted policy without current evidence of insurability for covering disabilities incurred subsequent to the option date, an additional 10% of the basic life single payment will be payable on the amount of the benefit reinsured under the new cession.

     If premiums are waivable on the opted policy immediately at issue because the insured is disabled on the option date, the additional charge will be increased to 50%.

3. If the original policy includes the accidental death benefit and provides that the benefit may be included in the opted policy without current evidence of insurability, an additional 5% of the basic life single payment will be payable on the amount of the benefit reinsured under the new cession.

4. If the original policy provides free term coverage for a period of no more than 90 days following marriage or birth of a child, an additional 2% of the basic life single payment will be payable on each new cession of an opted policy, regardless of whether or not the opted policy is the result of exercise of an option available at marriage or birth of a child.

     If the free term coverage is extended to all scheduled option dates, but exercise of an option available at marriage or at birth of a child cancels the next succeeding scheduled option date, the additional charge will be increased to 10%.

     If the free term coverage is extended to all scheduled option dates in addition to those available at marriage or birth of a child, the additional charge will be increased to 12%.

                         SCHEDULE E, Page 1

                          SINGLE EXTRA PAYMENTS PER $1,000 REINSURANCE OF OPTED LIFE INSURANCE
                          --------------------------------------------------------------------
Original                                        Opted Policy Issue Age                                    Original
 Policy        ----------------------------------------------------------------------------------------    Policy
Issue Age       20     21     22     23     24     25     26     27     28     29     30     31     32    Issue Age
---------       --     --     --     --     --     --     --     --     --     --     --     --     --    ---------
   0-5         3.48   3.95   4.22   4.37   4.40   4.44   4.49   4.59   4.77   5.06   5.25   5.48   5.69      0-5

     6         3.45   3.95   4.22   4.37   4.40   4.44   4.49   4.59   4.77   5.06   5.25   5.48   5.69        6
     7         3.44   3.93   4.22   4.37   4.40   4.44   4.49   4.59   4.77   5.06   5.25   5.48   5.69        7
     8         3.41   3.90   4.20   4.37   4.40   4.44   4.49   4.59   4.77   5.06   5.25   5.48   5.69        8
     9         3.30   3.86   4.17   4.35   4.40   4.44   4.49   4.59   4.77   5.06   5.25   5.48   5.69        9
    10         3.24   3.80   4.13   4.32   4.38   4.44   4.49   4.59   4.77   5.06   5.25   5.48   5.69       10

    11         3.15   3.74   4.08   4.28   4.35   4.43   4.49   4.59   4.77   5.06   5.25   5.48   5.69       11
    12         3.06   3.66   4.01   4.23   4.31   4.40   4.49   4.59   4.77   5.06   5.25   5.48   5.69       12
    13         2.88   3.51   3.90   4.14   4.25   4.35   4.44   4.56   4.77   5.06   5.25   5.48   5.69       13
    14         2.84   3.47   3.87   4.10   4.20   4.29   4.38   4.52   4.74   5.06   5.25   5.48   5.69       14
    15         2.78   3.41   3.80   4.05   4.16   4.28   4.37   4.52   4.73   5.04   5.25   5.48   5.69       15

    16         2.69   3.33   3.74   3.99   4.10   4.20   4.31   4.46   4.70   5.01   5.25   5.48   5.69       16
    17         2.54   3.20   3.62   3.27   3.99   4.11   4.23   4.40   4.64   4.97   5.22   5.48   5.69       17
    18         1.86   2.60   3.09   3.44   3.63   3.81   3.98   4.20   4.49   4.85   5.13   5.43   5.67       18
    19         1.14   1.97   2.57   2.99   3.27   3.53   3.75   4.02   4.34   4.74   5.06   5.37   5.66       19
    20          -      .93   1.62   2.18   2.60   2.99   3.35   3.72   4.13   4.61   4.97   5.31   5.61       20

    21          -      -      .83   1.49   2.01   2.49   2.96   3.41   3.90   4.43   4.86   5.24   5.55       21
    22          -      -      -      .74   1.34   1.91   2.43   2.97   3.56   4.16   4.65   5.09   5.43       22
    23          -      -      -      -      .68   1.34   1.97   2.60   3.24   3.92   4.46   4.92   5.31       23
    24          -      -      -      -      -      .75   1.46   2.18   2.90   3.63   4.22   4.73   5.12       24
    25          -      -      -      -      -      -      .80   1.59   2.42   3.24   3.89   4.46   4.91       25

    26          -      -      -      -      -      -      -      .90   1.82   2.73   3.47   4.11   4.62       26
    27          -      -      -      -      -      -      -      -     1.02   2.03   2.88   3.62   4.20       27
    28          -      -      -      -      -      -      -      -      -     1.13   2.09   2.91   3.59       28
    29          -      -      -      -      -      -      -      -      -      -     1.08   2.03   2.82       29
    30          -      -      -      -      -      -      -      -      -      -      -     1.08   2.00       30

    31          -      -      -      -      -      -      -      -      -      -      -      -     1.05       31

                          SINGLE EXTRA PAYMENTS PER $1,000 REINSURANCE OF OPTED LIFE INSURANCE
                          --------------------------------------------------------------------
Original                                        Opted Policy Issue Age                                    Original
 Policy        ----------------------------------------------------------------------------------------    Policy
Issue Age       33     34     35     36     37     38     39     40     41     42     43     44     45    Issue Age
---------       --     --     --     --     --     --     --     --     --     --     --     --     --    ---------
   0-18        6.02   6.45   7.35   8.52   10.13  12.20  14.60  17.45  20.69  24.26  28.11  32.58  37.64     0-18
     19        6.00   6.45   7.35   8.52   10.13  12.20  14.60  17.45  20.69  24.26  28.11  32.58  37.64       19
     20        5.97   6.45   7.35   8.52   10.13  12.20  14.60  17.45  20.69  24.26  28.11  32.58  37.64       20

     21        5.93   6.41   3.34   8.52   10.13  12.20  14.60  17.45  20.69  24.26  28.11  32.58  37.64       21
     22        5.81   6.30   7.26   8.46   10.13  12.20  14.60  17.45  20.69  24.26  28.11  32.58  37.64       22
     23        5.72   6.21   7.17   8.40   10.08  12.20  14.60  17.45  20.69  24.26  28.11  32.58  37.64       23
     24        5.55   6.08   7.04   8.28    9.99  12.14  14.60  17.45  20.69  24.26  28.11  32.58  37.64       24
     25        5.37   5.93   6.89   8.15    9.86  12.03  14.54  17.45  20.69  24.26  28.11  32.58  37.64       25

     26        5.13   5.72   6.72   7.98    9.72  11.93  14.45  17.39  20.69  24.26  28.11  32.58  37.64       26
     27        4.79   5.43   6.50   7.80    9.59  11.81  14.36  17.31  20.64  24.26  28.11  32.58  37.64       27
     28        4.25   4.97   6.08   7.43    9.24  11.54  14.15  17.16  20.55  24.23  28.11  32.58  37.64       28
     29        3.59   4.38   5.58   6.99    8.85  11.16  13.82  16.91  20.36  24.09  28.04  32.58  37.64       29
     30        2.87   3.77   5.06   6.54    8.46  10.80  13.49  16.59  20.10  23.90  27.90  32.51  37.64       30

     31        2.07   3.11   4.49   6.08    8.06  10.47  13.20  16.34  19.86  23.67  27.72  32.37  37.57       31
     32        1.16   2.31   3.83   5.52    7.64  10.14  12.95  16.13  19.68  23.51  27.57  32.22  37.45       32
     33         -     1.31   2.96   4.79    6.98   9.57  12.44  15.69  19.31  23.21  23.33  32.06  37.33       33
     34         -      -     1.79   3.75    6.06   8.76  11.70  15.02  18.68  22.62  26.81  31.59  36.97       34
     35         -      -      -     2.09    4.53   7.32  10.37  13.76  17.49  21.51  25.74  30.60  36.05       35

     36         -      -      -      -      2.57   5.49   8.64  12.14  15.95  20.04  24.35  29.27  34.79       36
     37         -      -      -      -       -     3.06   6.33   9.95  13.85  18.02  22.38  27.38  32.96       37
     38         -      -      -      -       -      -     3.41   7.13  11.12  15.36  19.79  24.84  30.50       38
     39         -      -      -      -       -      -      -     3.87   8.00  12.33  16.86  21.99  27.71       39
     40         -      -      -      -       -      -      -      -     4.29   8.78  13.40  18.62  24.41       40

     41         -      -      -      -       -      -      -      -      -     4.65   9.42  14.78  20.68       41
     42         -      -      -      -       -      -      -      -      -      -     4.97  10.44  16.47       42
     43         -      -      -      -       -      -      -      -      -      -      -     5.69  11.68       43
     44         -      -      -      -       -      -      -      -      -      -      -      -     6.41       44

                         SCHEDULE E, Page 2

                     SINGLE EXTRA PAYMENTS PER $1,000 REINSURANCE OF OPTED LIFE INSURANCE
                     --------------------------------------------------------------------
Original                                Opted Policy Issue Age                                   Original
 Policy        -------------------------------------------------------------------------------    Policy
Issue Age       46      47      48      49      50      51      52      53      54       55      Issue Age
---------       --      --      --      --      --      --      --      --      --       --      ---------
   0-31        43.54   50.28   57.64   65.60   74.02   82.85   91.17   98.83   105.82   112.51     0-31
     32        43.48   50.28   57.64   65.60   74.02   82.85   91.17   98.83   105.82   112.51       32
     33        43.39   50.24   57.64   65.60   74.02   82.85   91.17   98.83   105.82   112.51       33
     34        43.13   50.06   57.55   65.60   74.02   82.85   91.17   98.83   105.82   112.51       34
     35        42.32   49.39   57.05   65.31   74.02   82.85   91.17   98.83   105.82   112.51       35

     36        41.13   48.31   56.13   64.60   73.60   82.85   91.17   98.83   105.82   112.51       36
     37        39.38   46.65   54.62   63.31   72.62   81.00   91.17   98.83   105.82   112.51       37
     38        37.03   44.41   52.51   61.38   70.95   79.16   89.11   98.83   105.82   112.51       38
     39        34.30   41.77   49.97   58.99   68.75   77.31   87.05   96.66   105.82   112.51       39
     40        31.06   38.61   46.91   56.06   65.99   75.48   84.98   94.49   103.49   112.51       40

     41        27.44   35.09   43.50   52.78   62.87   73.64   82.94   92.32   101.18   109.98       41
     42        23.33   31.07   39.58   48.97   59.20   68.90   80.87   90.15    99.82   107.44       42
     43        18.89   26.76   35.41   44.95   55.34   64.16   77.69   87.96    96.48   104.90       43
     44        13.58   21.61   30.40   40.07   50.63   59.42   65.81   82.39    94.18   102.37       44
     45         7.40   15.61   24.54   34.36   45.09   54.68   65.39   76.82    87.17    99.83       45

     46          -      8.42   17.53   27.50   38.31   49.92   61.71   71.24    80.55    91.83       46
     47          -       -      9.31   19.44   30.39   42.12   53.02   67.12    73.57    83.83       47
     48          -       -       -     10.31   21.40   33.23   44.29   56.03    68.37    75.84       48
     49          -       -       -       -     11.28   23.21   35.04   46.42    57.96    69.27       49
     50          -       -       -       -       -     12.12   23.27   36.82    48.36    59.83       50

     51          -       -       -       -       -       -     13.04   23.81    36.85    48.50       51
     52          -       -       -       -       -       -       -     12.86    24.42    36.92       52
     53          -       -       -       -       -       -       -       -      12.65    25.04       53
     54          -       -       -       -       -       -       -       -        -      12.93       54

                     SINGLE EXTRA PAYMENTS PER $1,000 REINSURANCE OF OPTED LIFE INSURANCE
                     --------------------------------------------------------------------
Original                                Opted Policy Issue Age                                   Original
 Policy        -------------------------------------------------------------------------------    Policy
Issue Age       56      57      58      59      60      61      62      63      64       65      Issue Age
---------       --      --      --      --      --      --      --      --      --       --      ---------
   0-41        119.02  125.16  130.34  135.58  139.37  142.59  144.81  146.97  149.77   152.05     0-41
     42        116.18  125.16  130.34  135.58  139.37  142.59  144.81  146.97  149.77   152.05       42
     43        113.33  121.89  130.34  135.58  139.37  142.59  144.81  146.97  149.77   152.05       43
     44        110.48  118.62  126.54  135.58  139.37  142.59  144.81  146.97  149.77   152.05       44
     45        107.63  115.35  122.74  131.14  139.37  142.59  144.81  146.97  149.77   152.05       45

     46        104.77  112.08  118.94  126.71  134.27  142.59  144.81  146.97  149.77   152.05       46
     47         96.40  108.81  115.13  122.28  129.16  137.08  144.81  146.97  149.77   152.05       47
     48         88.03  100.08  111.30  117.84  124.06  132.05  139.79  146.97  149.77   152.05       48
     49         79.66   91.36  101.26  113.42  118.95  126.98  134.78  140.21  149.77   152.05       49
     50         71.27   82.62   91.22  102.65  113.70  119.51  129.77  134.18  142.45   152.05       50

     51         60.30   71.96   81.46   93.10  104.52  113.81  121.84  132.51  137.76   146.79       51
     52         48.40   60.92   71.31   83.38   94.74  104.79  113.91  124.87  134.06   141.34       52
     53         37.40   49.62   60.79   73.28   84.63   95.32  105.07  116.38  127.35   135.59       53
     54         25.71   38.11   50.00   61.50   74.43   85.70   96.09  108.87  120.13   130.05       54
     55         13.31   26.14   38.93   51.46   63.68   75.59   86.96   99.40  112.66   124.29       55

     56           -     13.71   26.57   39.38   51.81   64.86   76.92   89.47  102.69   116.47       56
     57           -       -     13.-8   27.00   39.65   52.78   66.08   78.82   91.92   106.02       57
     58           -       -       -     14.16   27.19   40.19   53.65   66.95   80.70    94.56       58
     59           -       -       -       -     13.74   27.40   40.78   54.62   67.84    82.59       59
     60           -       -       -       -       -     14.22   27.59   40.86   55.58    70.19       60

     61           -       -       -       -       -       -     14.21   29.15   43.05    57.93       61
     62           -       -       -       -       -       -       -     14.84   30.71    45.76       62
     63           -       -       -       -       -       -       -       -     17.01    33.15       63
     64           -       -       -       -       -       -       -       -       -      17.39       64

                         SCHEDULE E, Page 3